SECURITIES AND EXCHANGE COMMISSION

Washington D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2003

Date of Report (Date of earliest event reported)

JLM INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22687	06-1163710
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

8675 Hidden River Parkway, Tampa, FL 33637

(Address of principal executive offices)

(813) 632-3300

(Registrant’s telephone number, including area code)

Item 5.	Other Events.

JLM Industries, Inc. (the “Company”) incorporates herein by reference the matters set forth in the Company’s press release dated October 31, 2003 (filed as Exhibit 99.1 hereto).

Item 7.	Financial Statements and Exhibits.

(c) Exhibits. The following documents are being filed by the Company as exhibits to this report.

Exhibits
99.1	Press release of the Company dated October 31, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JLM INDUSTRIES, INC. (Registrant)

By:	/s/ MICHAEL MOLINA

Michael Molina Vice-President and Chief Financial Officer

Dated: October 31, 2003

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EXHIBIT INDEX

Exhibit No.	Document
99.1	Press release of the Company dated October 31, 2003

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